Axos Financial, Inc. Investor Presentation May 2019 NYSE: AX

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, projected consummation of pending acquisitions, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2018. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. 1

Our Business Model is More Profitable Because Our Costs are Lower Banks Axos1 $1-$10bn2 As % of average assets (%) (%) Net interest income 3.97 3.53 Salaries and benefits 0.98 1.46 Premises and equipment 0.18 0.31 Other non-interest expense 0.70 1.06 Total non-interest expense 1.86 2.83 Core business margin 2.11 0.70 1. For the three months ended 12/31/2018 – the most recent data on FDIC website “Statistics on Depository Institutions Report” Axos Bank only, excludes Axos Financial, Inc. to compare to FDIC data. Data retrieved 05/02/2019. 2. All Commercial Banks by asset size. FDIC reported for three months ended 12/31/18. Total of 638 institutions $1-$10 billion. Data retrieved 05/02/2019. 2

Axos’ Business Model is Differentiated From Other Banks Customer Sales Servicing Distribution Acquisition • Digital Marketing •Automated •Self-service • Balance sheet fulfillment • Affinity and • Digital journey • Whole loan sales Distribution • Inbound call center options • Direct banker (call Partners sales center) • Securitization • Data mining/target • Outbound call feeding direct center sales marketing • Minimal outside • Cross-sell sales • Significant inside sales Core Digital Capabilities Integrated Digitally Data Driven Digital Next-Gen Customer Enabled Insight Marketing Technology Experience Operations 3

Fiscal 2018 Highlights Compared with Fiscal 2017 Asset Growth Deposit Growth $ Millions $ Millions 15,000 10,000 15.7% 12.2% 7,985 9,540 8,502 6,900 10,000 5,000 5,000 0 0 FY 2017 FY 2018 FY 2017 FY 2018 Net Income Diluted EPS $ Millions $ Diluted EPS 14.0% 200 13.1% 2.36 152.4 2.50 2.07 150 134.7 2.00 100 1.50 1.00 50 0.50 0 0.00 FY 2017 FY 2018 FY 2017 FY 2018 Return on Equity = 17.05% Return on Assets = 1.68% 4

Fiscal 2019 Third Quarter Highlights Compared with Fiscal 2018 Third Quarter Asset Growth Deposit Growth $ Millions $ Millions 12,000 8.9% 10,876 10,000 8.7% 8,655 10,000 9,982 7,964 8,000 6,000 5,000 4,000 2,000 0 0 Q3 2018 Q3 2019 Q3 2018 Q3 2019 Net Income Diluted EPS $ Millions $ Diluted EPS 60 0.4% 1.00 51.3 51.5* $0.80 5.0% $0.84* 38.8 0.80 $0.63  40 0.60 20 0.40 0.20 0 0.00 Q3 2018 Q3 2019 Q3 2018 Q3 2019 Return on Equity = 20.37%* Return on Assets = 1.88%* * Adjusted earnings and adjusted earnings per diluted common share, non-GAAP measures, which excludes non-cash amortization expenses and non- recurring costs related to mergers and acquisitions, and other non-recurring costs. Without adjusted earnings, ROE was 15.34% and ROA was 1.42% 5 based on GAAP earnings.

Diluted EPS and Return on Equity Have Been Consistently Strong Despite Significant Increase in Tier 1 Capital Ratios Diluted EPS (FY) Return On Average Equity (FY) $ per share % 2.5 20 19.43 2.37 17.89 18.34 17.78 17.57 17.05 2.10 2.0 27% CAGR 1.87 15 1.5 1.34 10 1.0 0.96 0.72 5 0.5 0.0 0 2013 20142015 2016 2017 2018 2013 20142015 2016 2017 2018 Book Tier 1 8.6% 8.7% 9.6% 9.1% 10.0% 9.4% value $4.79 $6.33 $8.51 $10.73 $13.05 $15.24 leverage per ratio* share * Tier 1 leverage ratio is for Axos Financial, Inc., except 2013 and 2014 which are for Axos Bank 6

Axos is a Top Quartile Performer Versus Bank Peer Group Axos Bank Peer Group Percentile ROAA 2.08% 1.00% 95% Return on equity 22.51% 9.22% 94% G&A 1.96% 2.57% 29% Efficiency ratio 34.68% 64.46% 8% The 94% on ROE means that the Bank outperformed 94% of all banks. The 29% G&A ranking means that only 29% of banks spend less on G&A than Axos. Peer group includes savings banks greater than $1 billion. Source: Uniform Bank Performance Report (UBPR) as of 12/31/2018; data retrieved 5/02/2019. 7 Note: Peer group is all savings banks with assets greater than $1 billion for quarter ended 12/31/2018.

Diverse Lending Business Gain-on-sale Mortgage Banking Single family Jumbo Warehouse Lending Multifamily Commercial Real Estate Small Balance Commercial Lender Finance Asset Backed Lending Equipment Leasing Lending C&I Lending Factoring Bank Loans Large Balance Commercial/Specialty Real Estate Small business H&R Block Franchise Lending Margin Lending Securities Securities-Based Line of Credit Auto Consumer Overdraft Lines Unsecured Lending 8

Loan Diversity – March 31, 2019 Loan Portfolio1 100% = $9,180 Million Factoring 1% Multifamily 20% CRE/Home Equity/ Consumer and Other 49% SF-Residential 7% C&I – SF Lender Finance C&I 6% 17% 1. Gross loans and leases before unaccreted discounts and loan and lease fees and allowances. 9

Our Asset Growth has been Driven by Strong and Profitable Organic Loan Production Net Loan Portfolio – End of Last Five Quarters ($ in Thousands)  $10,000,000 $9,017,550  $9,098,453   $9,000,000 $8,654,500  $8,064,716  $8,432,289   $8,000,000  $7,000,000  $6,000,000  $5,000,000  $4,000,000  $3,000,000  $2,000,000  $1,000,000  $‐ Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 20192 Average Multifamily 53% 53% 53% 53% 53% Loan to Value Single family 57% 57% 57% 57% 57% 10

Loan Pipeline Remains Strong FY 2019 Q3 $ Millions 1,400 $60 $1,276 $1,216 1,200 1,000 $509 800 600 $163 $68 400 $476 200 0 Jumbo Agency Commercial Multifamily / Primary Single Family Total Single Single & Industral Small Balance Pipeline Warehouse Family Family Lending Commercial 11

Loan Origination Growth Fiscal Year Loan Originations Future Plans $ Billions › Organic growth in existing business lines 8 7.5 • Multifamily geographic 7 expansion 28.5% 1.6 6 5-yr CAGR 5.6 • Agency and jumbo 5.0 mortgage channel 5 1.4 expansion 4.3 1.4 4 1.0 • Small Balance 3.0 Commercial Real Estate 3 5.9 2.1 0.7 expansion 2 4.2 1.1 3.3 3.6 • Large Balance 1 2.3 Commercial / Specialty 1.0 Real Estate expansion 0 › Additional C&I 2013 2014 2015 2016 2017 2018 verticals/product expansion › Retail auto lending launch Annual growth 42.0% 42.2% 15.6% 11.2% 34.7% › Consumer unsecured rate installment lending launch Loans for sale Loans for investment 12

Diversified Online Deposit Businesses Key Elements Consumer ‹ Demographically targeted brands direct internet ‹ Differentiated products with turn-down brands product options ‹ Exclusive relationships with significant Distribution brands, groups, or employees Partners ‹ Exclusive relationships with financial planners through Axos Advisor Small business ‹ Business banking with simple suite of banking cash management services Commercial/ Deposit Treasury ‹ Full service treasury/cash management Management Axos ‹ Broker-dealer client cash Securities ‹ Broker-dealer reserve accounts ‹ Fiduciary services for trustees Specialty ‹ 1031 exchange firms deposits ‹ Title and escrow companies ‹ HOA and property management BIN ‹ Prepaid program managers with focus sponsorship on large national programs 13

Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits June 30, 2013 March 31, 20189 100% of Deposits = $2.1 billion 100% of Deposits = $8.7 billion Checking and other demand Savings – IRA deposits Time deposits 5% 19% 29% Checking and other demand deposits Time 41% 50% deposits 31% Savings Savings 25% Checking Growth (6/2013-12/2018) = 802% Savings Growth (6/2013-12/2018) = 239% 14

Axos Customer Base and Deposit Volume is Well Distributed Throughout the United States Average Deposit Balance Number of Accounts Axos Deposits Have National Reach With Customers in Every State 15

Axos Customers are Highly Engaged Customer Engagement Results Engagement Low Activity High Activity Attributes Low Activity User Basic User Engaged Elite Engaged Engagement Score 0s 0 < S < 30 30 ≤ S < 60 ≥ 60 (0-100) Average Lifetime $100 $4000 $6,000 $50,000 Balance Average # of -< 5710 Services Used Average # of POS -< 11025 %of Total 22% 15% 41% 23% Population % of Total Balance 0% 6% 24% 70% Retention Moderate Moderate High High 64% of Population or 94% of Balance are Overall High Engagement Note: Study conducted on Rewards Checking customers. 16

Core Deposit Growth Was Sufficiently Strong To Grow Overall Deposits While Changing The Deposit Mix Deposit Growth Future Plans $ Millions › Enhanced digital marketing 7,985 8,000 automation integrated to outbound sales group 7,000 30.7% 6,900 5-yr CAGR 6,044 6,000 › Products and technology integration targeted to specific 5,000 4,452 industry groups 4,000 Create differentiated consumer and 3,042 › 3,000 business banking platform 2,092 2,000 › Enhanced focus on customer 1,000 service and user experience 0 › Leverage existing and create new 2013 2014 2015 2016 2017 2018 distribution partnerships to reduce % CDs1 50% 26% 18% 17% 12% 25% acquisition cost and leverage external brands % Borrowings2 25% 24% 15% 12% 9% 6% 1 as a % of total deposits 2 as a % of total liabilities 17

Diversified Fee / Non-Interest Income % Fee Income FY 2018* Agency Mortgage Banking Jumbo 19% Multifamily Structured Gain on Sale Settlement –Other 8% Other Cash/Treasury Fee Management Income Consumer Deposit Deposit/ Service Fees Prepaid 67% Tax Payments Prepayment Fee 6% *Excludes securities income. 18

Over the Last Seven Years, Axos Has Successfully Started New Products, Added Distribution Channels, and Completed Acquisitions

	2013	2014	2015	2016	2017	2018	2019
New product	• Treasury/ cash manage-ment • C&I • Prepaid • Agency Servicing retention	• Small balance CRE	• Auto	• HRB franchising lending	• Retail Auto • Refund Advance (H&R Block) • Unsecured Consumer Lending	• Factoring • Universal Digital Bank	
Distribution/ channel	• UFB Direct • Bank X • IRA	• Virtus	• Wholesale agency		• H&R Block retail stores	• Homebuilder mortgage group • Nationwide partnership	
M&A	• Principal Bank	• Union Federal	• H&R Block Bank	• Equipment leasing		• Epiq Trustee Services • Nationwide deposits	• COR Clearing • WiseBanyan acquisition • MWABank

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Key Goals of Universal Digital Bank › Increase chance of offering right product at the right time and Personalization place › Personalization is the right antidote for too much choice, too much content, and not enough time › Eventual artificial intelligence tools assist sale of banking products such as deposits, loans, and mortgages Self-Service › Products optimized by channel, recipient and journey › Self service saves time and cost (e.g., activate and de-activate debit-card in platform, send wires via self-service) › Easy integration of third-party features (e.g., biometrics) Facilitate › Access to value added tools (e.g., robo-advisory, automated savings Partnerships features) either proprietary or third party › Enable creative customer acquisition partners › Provide holistic and interactive and intuitive design experience Customizable › Integrate online experience with other channels Experience › Artificial intelligence and big data credit models enable quick Cross-Sell credit decisions › Customized product recommendations based upon analytical determination of need 20

Universal Digital Bank Consumer Platform Product Development Cross-sell (In-House Apps) • Robo-advisor • Auto • Trusts • IRA Consumer Online • Mortgage • Personal loan Banking Platform App Store Personalization Management & Segmentation • Third party • Real-time retention services/payments • Next-best action • Third-party lending • Transaction mining • Personalized alerts 21

Advanced Data Analytics Provides Key Insights Into Customer Engagement, Profitability, and Retention to Enhance Customer Lifetime Throughout the Bank Framework for Data Analysis Key Learnings Retention & Attrition Drivers to Boost Long-Term Customer Engagement Customer Segmentation Methodology to Understand Usage & Behavior Profitability Analysis at the Individual Customer Level Streamlined Acquisition Process via Lookalike Modeling & Sales Efficiencies 22

Our Strategic Partnership with H&R Block H&R Block Overview Products for 2019 Tax Season › Approximately 10,000 U.S › Refund Transfer branches › Emerald Advance Unsecured Loan › Files 1 in every 7 U.S. tax returns › Emerald Prepaid Card › 19.7 million U.S. tax returns per › Refund Advance Interest-Free Loan year • Axos is exclusive provider in › 83% of customers receive a refund 2019 tax season › 35% franchise-owned • Axos provides credit › Approximately 2,400 employees underwriting, loan origination, › 55 million visits per year on HRB funding and loan servicing website • Interest-free loan is repaid › Social media using borrower’s tax refund proceeds • 28,600 Twitter followers • Axos’ profits will depend on • 463,000 Facebook fans origination volume and actual • 1.7 million views on YouTube credit losses 23

Omni Channel Approach for Axos’ 2019 Digital Marketing Strategy User Experience Infrastructure Organizational Marketing automation commitment to user implementation experience Personalization & Data Paid, Social & Mobile strategy Digital personas for personalized Social employee interactions engagement DIGITAL STRATEGY Brand & Content Analytical strategy Enhanced branding, Multi-dimensional analysis messaging and by geography, customer positioning type, product, media, traffic source Business Process Introduced BI reporting tool for analytics 24

Holistic Credit Risk Management What We Do Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Credit Monitoring & Oversight Portfolio Special Loan Life Set Appetite Originations Reporting Cycle Management Assets Establish Monitor Data-Driven Mitigate Credit Assets Axos Credit Safe Growth Decision Problem Framework Throughout Objectives Making Loans and Culture Life Cycle Example of • Board of Credit Tools Directors • Annual Strategic Plan • Corporate Governance • Policies & Approval Authorities 25 Credit Tools list is a sampling and is not purported to be comprehensive.

Monitoring & Management Oversight: Core Products Single Family Residential Income Property Lending › Portfolio level monitoring with individual loan › Risk based annual loan review process, with reviews completed on an exception basis 4 levels depending on financial performance (e.g., delinquency, FICO/LTV degradation). & risk triggers › FICO pulled twice a year › Updated financials at least annually › Updated AVMs twice a year › FICO pulled twice a year › Super jumbo loans receive complete annual › Updated AVMs twice a year loan review, including updated credit report › Updated credit report and property › Pledged assets receive refreshed CLTV ratios inspections requested based on risk triggers on a semiannual basis › Classified loans receive quarterly review › Portfolio-level review performed quarterly › Portfolio-level review performed quarterly › Stress testing performed twice a year Commercial Specialty C&I – Lender Finance › Loan reviews at least quarterly › Loan reviews at least quarterly › Project updates at least quarterly › Updated financials at least quarterly › Updated financials at least annually › Borrowing base / custodial reports at least › Site visits & inspections for development monthly projects › Continuous collateral analytics, with quarterly validation Note: Lists are a sampling and are not purported to be comprehensive. 26

Best-in-Class Loan Quality Total Net Charge-Offs Loans in non-accrual to Annualized1 total loans1 (%) (%) 1.00 0.40 0.77 0.21 0.50 0.47 0.06 ‐0.10 0.00 Axos Banks $1-10bn Axos Banks $1-10bn 1. From FDIC SDI report at 12/31/2018. Total of 638 institutions included in the $1-$10 billion group. Data retrieved 05/02/2019. 27

Investment Summary Full service online banking platform with structural cost advantages vs. traditional banks Superior growth and ROE relative to large and small competitors Solid track record of allocating capital to businesses with best risk-adjusted returns New business initiatives will generate incremental growth in customers, loans and profits Robust risk management systems and culture has resulted in lower credit, counterparty and regulatory risks 28

Contact Information Greg Garrabrants, President and CEO Andy Micheletti, EVP/CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, VP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com 29